SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 10, 2000



                  COMMUNITY INVESTMENT PARTNERS III L.P., LLLP
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               (Exact Name of Registrant as Specified in Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                                   000-23037
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                            (Commission File Number)

                               43-1790352
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                      (I.R.S. Employer Identification No.)

                              12555 Manchester Road
                           St. Louis, Missouri 63131
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                  (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:               (314) 515-2000

                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         (b) On February 10, 2000, by a unanimous vote of the Independent General Partners (who are not interested persons of the Partnership), cast in person at a duly called meeting, the Partnership engaged Arthur Andersen LLP as its principal accountant to audit and report upon the financial statements of the Partnership for the year ending December 31, 2000. PricewaterhouseCoopers LLP remains engaged to perform the December 31, 1999 audit, which has not been completed as of the date of this filing.

             During the two most recent fiscal years, and the subsequent interim period before engaging Arthur Andersen LLP, neither the Partnership nor anyone acting on its behalf directly or indirectly consulted with Arthur Andersen LLP regarding (i) the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Partnership's financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COMMUNITY INVESTMENT PARTNERS III L.P., LLLP

                                 By:   CIP Management L.P., LLLP,
                                       its Managing General Partner

                                 By:   CIP Management, Inc., its general partner



February 16, 2000                By:  /S/ Daniel A. Burkhardt
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                                          Daniel A. Burkhardt, President




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